[***]	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(u)

AMENDMENT NO. 5

to

A320 Family Aircraft Purchase Agreement

dated as of September 30, 2011

between

Airbus S.A.S.

and

Frontier Airlines, Inc.

Confidential

Amendment No. 5

This Amendment No. 5 (this “Amendment”) is entered into as of December 28, 2017, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 4545 Airport Way, Denver, Colorado 80239 USA (the “Buyer” and, together with the Seller, the “Parties”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”); and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement;

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE SELLER AND THE BUYER AGREE AS FOLLOWS:

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

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1.	SALE AND PURCHASE

1.1	Clause 1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of two hundred fourteen (214) Aircraft, consisting of eighty (80) A320 Backlog Aircraft, one hundred (100) A320 Incremental Aircraft and thirty-four (34) A321 Incremental Aircraft, from the Seller, subject to the terms and conditions contained in this Agreement.

The A319 Aircraft identified in Clause 9.1 of the Agreement as Aircraft Rank 63 through and including Aircraft Rank 80 are hereby converted from A319 Aircraft to A320 Aircraft pursuant to this Agreement.”

2.	STANDARD SPECIFICATION OF THE AIRCRAFT

2.1	Definition Clause

2.1.1	The Parties agree to either insert in alphabetical order or amend and restate, as the case may be, the following definitions in Clause 0 of the Agreement:

A319 Aircraft – an A319-100N aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A319 Airframe and all components, equipment, parts and accessories installed in or on such A319 Airframe and the A319 Propulsion System installed thereon upon delivery.

A320 Aircraft – an A320-200N to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such A320 Airframe and the A320 Propulsion System installed thereon upon delivery.

A321 Aircraft – an A321-200NX to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A321 Airframe and all components, equipment, parts and accessories installed in or on such A321 Airframe and the A321 Propulsion System installed thereon upon delivery.

A321 Airframe – an A321 Aircraft, excluding the A321 Propulsion System therefor.

A319 Backlog Aircraft – an A319 Aircraft.

A320 Backlog Aircraft – an A320 Aircraft, other than A320 Incremental Aircraft.

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A321 Backlog Aircraft – an A321 Aircraft, other than A321 Incremental Aircraft.

A320 Incremental Aircraft – an A320-200N aircraft identified as an “A320 Incremental Aircraft” in the delivery schedule set forth in Clause 9.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such A320 Airframe and the A320 Propulsion System installed thereon upon delivery.

A321 Incremental Aircraft – an A321-200NX aircraft identified as an “A321 Incremental Aircraft” in the delivery schedule set forth in Clause 9.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A321 Airframe and all components, equipment, parts and accessories installed in or on such A321 Airframe and the A321 Propulsion System installed thereon upon delivery.

A321 Propulsion System – as defined in Clause 2.3.

A319 Standard Specification – the A319-100N standard specification document number [***], a copy of which is annexed as Exhibit A-2 to the Agreement.

A320 Standard Specification – the A320-200N standard specification document number [***], a copy of which is annexed as Exhibit A-1 to the Agreement.

A321 Specification – the A321 Standard Specification as amended by all applicable SCNs.

A321 Standard Specification – the A321-200NX ACF standard specification document number [***], as applicable, a copy of each is annexed as Exhibit A-3 to the Agreement.

Aircraft – any or all of the A319 Aircraft, the A320 Aircraft and, the A321 Aircraft.

Airframe – any or all of the A319 Airframe, the A320 Airframe or the A321 Airframe.

Backlog Aircraft – the A319 Backlog Aircraft, the A320 Backlog Aircraft and the A321 Backlog Aircraft.

Incremental Aircraft – the A320 Incremental Aircraft and A321 Incremental Aircraft.

Predelivery Payment – with respect to any Aircraft, any of the payments determined in accordance with Clause 5.3 for such Aircraft.

Confidential

Propulsion System – any or all, as applicable, of the A319 Propulsion System, A320 Propulsion System and the A321 Propulsion System.

Propulsion System Manufacturer – as applicable, the manufacturer of the A319 Propulsion System, A320 Propulsion System or the A321 Propulsion System.

Propulsion System Price Revision Formula – the applicable Propulsion System price revision formula set forth in Part 2 or Part 3 of Exhibit C.

Propulsion System Reference Price – the applicable Propulsion System reference price set forth in Part 2 or Part 3 of Exhibit C.

Seller Price Revision Formula – with respect to the Incremental Aircraft, the formula set forth in Part 1A of Exhibit C and, for all other Aircraft, the formula set forth in Part 1 of Exhibit C.

Specification – as applicable, the A319 Specification, the A320 Specification or the A321 Specification.

Standard Specification – as applicable, the A319 Standard Specification, A320 Standard Specification or the A321 Standard Specification.

2.1.2	The definitions of Gearing Ratio, Irrevocable SCNs, NEO Aircraft, New Engine Option or NEO, Sharklets and Unrestricted Cash are deleted in their entirety from Clause 0 of the Agreement.

2.2	Specification

Clause 2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“2	SPECIFICATION

2.1	Aircraft Specification

The A321 Aircraft will be manufactured in accordance with the A321 Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 or Appendix 2 to Exhibit A-3, as applicable.

The A320 Aircraft will be manufactured in accordance with the A320 Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 or Appendix 2 to Exhibit A-1, as applicable.

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The A319 Aircraft will be manufactured in accordance with the A319 Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A-2.

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a notice, substantially in the form set out in Exhibit B1 (each, a “Specification Change Notice” or “SCN”) and will set out the SCN’s Aircraft embodiment rank and will also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Aircraft Base Price, which adjustment, if any, will be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

2.2.2.1	Manufacturer Specification Changes Notices

(i)

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which will be substantially in the form set out in Exhibit B-2 hereto, or by other appropriate means, and will set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

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(ii)

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN will be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller will notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN will be deemed accepted by the Buyer and the corresponding modification will be accomplished.

2.2.2.2

If the Seller revises the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2.1, such Development Changes will be performed by the Seller without the Buyer’s consent.

In such cases, the Buyer will have access to the details of such changes through the relevant application in AirbusWorld.

2.3	Propulsion Systems

2.3.1

Each A320 Airframe will be equipped with a set of two (2) CFM International, Inc. (“CFM”) model LEAP-1A26 engines or two (2) International Aero Engines, LLC (“IAE”) model PW1127G-JM engines, (upon selection such set, an “A320 Propulsion System”).

Each A319 Airframe will be equipped with a set of two (2) CFM LEAP-1A24 engines or two (2) IAE PW1124G-JM engines (upon selection such set, an “A319 Propulsion System”).

Each A321 Airframe will be equipped with a set of two (2) CFM LEAP-1A32 engines, two (2) CFM LEAP-1A33B2 engines or two (2) IAE PW1133G-JM engines (upon selection such set, an “A321 Propulsion System”).

2.3.2	For Backlog Aircraft the Buyer has selected the respective CFM engine as the A320 Propulsion System, A319 Propulsion System and A321 Propulsion System.

2.3.3	For Incremental Aircraft the Buyer shall notify the Seller in writing, no later than [***], of its selection of Propulsion Systems for such Aircraft.

2.4	Milestones

2.4.1	Customization Milestone Chart

Confidential

Within a reasonable period following signature of this Agreement, the Seller will provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogs”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart will in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.”

3.	PRICE

Clause 3.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“3.1	Base Price of the Aircraft

The Base Price of the Aircraft is the sum of:

(i)	the Base Price of the Airframe, and
(ii)	the Base Price of the Propulsion System.

3.1.1	Base Price of the A320 Airframe

3.1.1.1	In respect of the A320 Backlog Aircraft, the Base Price of the A320 Airframe is the sum of the following base prices:

(i)	[***]

(ii)	[***]

(iii)	[***]

The Base Price of the A320 Airframe has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

Confidential

3.1.1.2	In respect A320 Incremental Aircraft, the Base Price of the A320 Airframe is the sum of the following base prices:

(i)	[***]

(ii)	[***]

(iii)	[***]

The Base Price of the A320 Airframe for the A320 Incremental Aircraft has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

3.1.2	Base Price of the A320 Propulsion System

3.1.2.1	For A320 Backlog Aircraft the Base Price of a set of two (2) CFM LEAP-1A26 engines is:

[***]

Said Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the reference price indicated by CFM and set forth in Part 2 of Exhibit C.

For A320 Incremental Aircraft, the Base Price of a set of two (2) LEAP-1A26 engines is:

[***]

Said Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the reference price indicated by CFM and set forth in Part 2 of Exhibit C.

3.1.2.2	For A320 Incremental Aircraft, the Base Price of a set of two (2) IAE PW1127G-JM engines is:

[***]

Said Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the reference price indicated by IAE and set forth in Part 3 of Exhibit C.

3.1.3	Base Price of the A319 Airframe

Confidential

In respect of A319 Backlog Aircraft, the Base Price of the A319 Airframe is the sum of the following base prices:

(i)	[***]

(ii)	[***]

(iii)	[***]

3.1.3.1	The Base Price of the A319 Airframe has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

3.1.4	Base Price of the A319 Propulsion System

3.1.4.1	The Base Price of a set of two (2) CFM LEAP-1A24 model engines for the A319 Aircraft (the “LEAP-1A24 Engines”) is:

[***]

Said Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the reference price indicated by CFM and set forth in Part 2 of Exhibit C.

3.1.5	Base Price of the A321 Airframe

3.1.5.1	In respect of the A321 Backlog Aircraft, the Base Price of the A321 Airframe is the sum of the following base prices:

(i)	[***]

(ii)	[***]

(iii)	[***]

3.1.5.1	The Base Price of the A321 Airframe has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

3.1.5.2	In respect of the A321 Incremental Aircraft, the Base Price of the A321 Airframe is the sum of the following base prices:

(i)	[***]

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(ii)	[***]

(iii)	[***]

The Base Price of the A321 Airframe for the A321 Incremental Aircraft has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in January 2018.

3.1.6	Base Price of the A321 Propulsion System

3.1.6.1	For A321 Backlog Aircraft, the Base Price of a set of two (2) CFM LEAP-1A32 engines is:

[***]

Said Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the reference price indicated by CFM International and set forth in Part 2 of Exhibit C.

For A321 Incremental Aircraft, the Base Price of a set of two (2)

CFM LEAP-1A32 engines is:

[***]

for CFM LEAP-1A33B2 engines (if selected by the Buyer) is:

[***]

Said Base Prices has been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the reference prices indicated by CFM and set forth in Part 2 of Exhibit C.

3.1.6.2	For A321 Incremental Aircraft, the Base Price of a set of two (2) IAE PW1133G-JM engines is:

[***]

Confidential

Said Base Price has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the reference price indicated by IAE and set forth in Part 3 of Exhibit C.”

4.	DELIVERY

4.1	The delivery schedule table set forth in Clause 9.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table attached hereto as Attachment IV.

4.2	The last sentence of Clause 9.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“[***] the Seller will give the Buyer at least [***] written notice of the anticipated date on which the Aircraft will be Ready for Delivery.

[***] the Seller will give the Buyer (i) at least [***] written notice of the [***] period in which the Aircraft is anticipated to be Ready for Delivery, and (ii) at least [***] written notice of the anticipated date on which the Aircraft will be Ready for Delivery. [***]

[***]

4.3	[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

[***]

[***]

[***]

(i)	[***]

(ii)	[***]

[***]

Confidential

5.	TERMINATION EVENT

5.1	Clause 20.1(9) and 20.1(10) [***].

5.2	Clause 20.2.1 of the Agreement [***].

5.3	Clause 20.2.3 of the Agreement [***].

5.4	Clause 20.2.4 of the Agreement is [***].

6.	EXHIBIT A—SPECIFICATION

6.1	A320 Specification

Appendix 1 and Appendix 2 to Exhibit A-1 to the Agreement, as each are set forth in Attachment I to this Amendment, are incorporated into the Agreement by replacing Appendix 1 and adding Appendix 2 to Exhibit A-1.

6.2	A319 Specification

Appendix 1 to Exhibit A-2 to the Agreement is replaced with the Appendix 1 to Exhibit A-2 as set forth in Attachment II to this Amendment.

6.3	A321 Specification

Exhibit A-3 to the Agreement is replaced with Exhibit A-3 as set forth in Attachment III to this Amendment.

7.	PERFORMANCE GUARANTEE

7.1	Paragraph 1 of Letter Agreement No. 6A is deleted in its entirety and replaced with the following quoted text:

“1 AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the A320neo Aircraft as described in the A320neo Standard Specification [***] as amended by SCNs for:

i)	[***]

ii)	[***]

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hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement except as provided in Paragraph 6 below (for purposes of this Letter Agreement No. 6A the “A320 Aircraft”).”

7.2	Paragraph 1 of Letter Agreement No. 6B is deleted in its entirety and replaced with the following:

“1 AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the A319neo Aircraft as described in the A319neo Standard Specification [***] as amended by SCNs for:

i)	[***]

ii)	[***]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement except as provided in Paragraph 6 below (for purposes of this Letter Agreement No. 6C the “A319 Aircraft”).”

7.3	Paragraph 1 of Letter Agreement No. 6C is hereby deleted in its entirety and replaced with the following quoted text:

“1 AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the A321neo Aircraft as described in the A321neo Standard Specification [***] as amended by SCNs for:

i)	[***]

ii)	[***]

iii)	[***]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement except as provided in Paragraph 6 below (for purposes of this Letter Agreement No. 6C the “A321 Aircraft”).”

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7.4	[***]

[***]

[***]

8.	DECEMBER 2017 AIRCRAFT

Notwithstanding anything to the contrary in the Agreement, the following provisions will not apply to [***]

(i)	[***]
(ii)	[***]
(iii)	[***]
(iv)	[***]
(v)	[***]
(vi)	[***]

9.	EFFECT OF AMENDMENT

This Amendment shall terminate and be of no further force and effect, and the Parties shall have no obligation or liability to the other, whether in contract, tort or otherwise in respect hereof at the close of business, December 29, 2017 unless [***].

For purpose of this Clause 9:

[***]

10.	MISCELLANEOUS

This Amendment is subject to the provisions of Clauses 22.6, 22.11 and 21 of the Agreement.

11.	COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By:	/s/ Christophe Mourey
Name: Christophe Mourey
Title: Senior Vice President Contracts

Frontier Airlines, Inc.

By:	/s/ Howard Diamond
Name: Howard Diamond
Title: General Counsel

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Attachment I to Amendment No. 5

Appendix 1 to Exhibit A-1

[***]

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Appendix 2 to Exhibits A-1

[***]

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Attachment II to Amendment No. 5

Appendix 1 to Exhibit A-2

[***]

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EXHIBIT A-3

A321 SPECIFICATION

The A321 Standard Specification is contained in a separate folder.

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Appendix 1 to Exhibit A-3

[***]

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2

Appendix 2 to Exhibits A-3

[***]

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3

Attachment IV to Amendment No. 5

Delivery Schedule Table

Aircraft Rank	CACID (to be provided at next amendment)	Aircraft Type	Scheduled Delivery
			Month/Quarter	Year
1		A320 Aircraft	[***]	[***]
2[***]		A320 Aircraft	[***]	[***]
3		A320 Aircraft	[***]	[***]
4		A320 Aircraft	[***]	[***]
5		A320 Aircraft	[***]	[***]
6		A320 Aircraft	[***]	[***]
7		A320 Aircraft	[***]	[***]
8		A320 Aircraft	[***]	[***]
9		A320 Aircraft	[***]	[***]
10		A320 Aircraft	[***]	[***]
11		A320 Aircraft	[***]	[***]
12		A320 Aircraft	[***]	[***]
13		A320 Aircraft	[***]	[***]
14		A320 Aircraft	[***]	[***]
15		A320 Aircraft	[***]	[***]
16		A320 Aircraft	[***]	[***]
17		A320 Aircraft	[***]	[***]
18		A320 Aircraft	[***]	[***]
19		A320 Aircraft	[***]	[***]
20		A320 Aircraft	[***]	[***]
21		A320 Aircraft	[***]	[***]
22		A320 Aircraft	[***]	[***]
23		A320 Aircraft	[***]	[***]
24		A320 Aircraft	[***]	[***]
25		A320 Aircraft	[***]	[***]
26		A320 Aircraft	[***]	[***]
27		A320 Aircraft	[***]	[***]
28		A320 Aircraft	[***]	[***]
29		A320 Aircraft	[***]	[***]
30		A320 Aircraft	[***]	[***]
31		A320 Aircraft	[***]	[***]
32		A320 Aircraft	[***]	[***]
33		A320 Aircraft	[***]	[***]
34		A320 Aircraft	[***]	[***]
35		A320 Aircraft	[***]	[***]
36		A320 Aircraft	[***]	[***]
37		A320 Aircraft	[***]	[***]

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Aircraft Rank	CACID (to be provided at next amendment)	Aircraft Type	Scheduled Delivery
38		A320 Aircraft	[***]	[***]
39		A320 Aircraft	[***]	[***]
40		A320 Aircraft	[***]	[***]
41		A320 Aircraft	[***]	[***]
42		A320 Aircraft	[***]	[***]
43		A320 Aircraft	[***]	[***]
44		A320 Aircraft	[***]	[***]
45		A320 Aircraft	[***]	[***]
46		A320 Aircraft	[***]	[***]
47		A320 Aircraft	[***]	[***]
48		A320 Aircraft	[***]	[***]
49		A320 Aircraft	[***]	[***]
50		A320 Aircraft	[***]	[***]
51		A320 Aircraft	[***]	[***]
52		A320 Aircraft	[***]	[***]
53		A320 Aircraft	[***]	[***]
54		A320 Aircraft	[***]	[***]
55		A320 Aircraft	[***]	[***]
56		A320 Aircraft	[***]	[***]
57		A320 Aircraft	[***]	[***]
58		A320 Aircraft	[***]	[***]
59		A320 Aircraft	[***]	[***]
60		A320 Aircraft	[***]	[***]
61		A320 Aircraft	[***]	[***]
62		A320 Aircraft	[***]	[***]
63		A320 Aircraft	[***]	[***]
64		A320 Aircraft	[***]	[***]
65		A320 Aircraft	[***]	[***]
66		A320 Aircraft	[***]	[***]
67		A320 Aircraft	[***]	[***]
68		A320 Aircraft	[***]	[***]
69		A320 Aircraft	[***]	[***]
70		A320 Aircraft	[***]	[***]
71		A320 Aircraft	[***]	[***]
72		A320 Aircraft	[***]	[***]
73		A320 Aircraft	[***]	[***]
74		A320 Aircraft	[***]	[***]
75		A320 Aircraft	[***]	[***]
76		A320 Aircraft	[***]	[***]
77		A320 Aircraft	[***]	[***]
78		A320 Aircraft	[***]	[***]
79		A320 Aircraft	[***]	[***]
80		A320 Aircraft]	[***]	[***]

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2

Aircraft Rank	CACID (to be provided at next amendment)	Aircraft Type	Scheduled Delivery
81		A320 Incremental Aircraft	[***]	[***]
82		A321 Incremental Aircraft	[***]	[***]
83		A320 Incremental Aircraft	[***]	[***]
84		A320 Incremental Aircraft	[***]	[***]
85		A320 Incremental Aircraft	[***]	[***]
86		A320 Incremental Aircraft	[***]	[***]
87		A320 Incremental Aircraft	[***]	[***]
88		A320 Incremental Aircraft	[***]	[***]
89		A321 Incremental Aircraft	[***]	[***]
90		A320 Incremental Aircraft	[***]	[***]
91		A321 Incremental Aircraft	[***]	[***]
92		A320 Incremental Aircraft	[***]	[***]
93		A320 Incremental Aircraft	[***]	[***]
94		A320 Incremental Aircraft	[***]	[***]
95		A321 Incremental Aircraft	[***]	[***]
96		A320 Incremental Aircraft	[***]	[***]
97		A321 Incremental Aircraft	[***]	[***]
98		A320 Incremental Aircraft	[***]	[***]
99		A320 Incremental Aircraft	[***]	[***]
100		A320 Incremental Aircraft	[***]	[***]
101		A320 Incremental Aircraft	[***]	[***]
102		A320 Incremental Aircraft	[***]	[***]
103		A321 Incremental Aircraft	[***]	[***]
104		A320 Incremental Aircraft	[***]	[***]
105		A320 Incremental Aircraft	[***]	[***]
106		A320 Incremental Aircraft	[***]	[***]
107		A320 Incremental Aircraft	[***]	[***]
108		A320 Incremental Aircraft	[***]	[***]
109		A321 Incremental Aircraft	[***]	[***]
110		A320 Incremental Aircraft	[***]	[***]
111		A320 Incremental Aircraft	[***]	[***]
112		A321 Incremental Aircraft	[***]	[***]
113		A320 Incremental Aircraft	[***]	[***]
114		A320 Incremental Aircraft	[***]	[***]
115		A321 Incremental Aircraft	[***]	[***]
116		A320 Incremental Aircraft	[***]	[***]
117		A320 Incremental Aircraft	[***]	[***]
118		A320 Incremental Aircraft	[***]	[***]
119		A321 Incremental Aircraft	[***]	[***]
120		A320 Incremental Aircraft	[***]	[***]
121		A320 Incremental Aircraft	[***]	[***]
122		A320 Incremental Aircraft	[***]	[***]
123		A321 Incremental Aircraft	[***]	[***]

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3

Aircraft Rank	CACID (to be provided at next amendment)	Aircraft Type	Scheduled Delivery
124		A320 Incremental Aircraft	[***]	[***]
125		A320 Incremental Aircraft	[***]	[***]
126		A320 Incremental Aircraft	[***]	[***]
127		A320 Incremental Aircraft	[***]	[***]
128		A321 Incremental Aircraft	[***]	[***]
129		A320 Incremental Aircraft	[***]	[***]
130		A320 Incremental Aircraft	[***]	[***]
131		A320 Incremental Aircraft	[***]	[***]
132		A321 Incremental Aircraft	[***]	[***]
133		A320 Incremental Aircraft	[***]	[***]
134		A321 Incremental Aircraft	[***]	[***]
135		A320 Incremental Aircraft	[***]	[***]
136		A320 Incremental Aircraft	[***]	[***]
137		A320 Incremental Aircraft	[***]	[***]
138		A320 Incremental Aircraft	[***]	[***]
139		A320 Incremental Aircraft	[***]	[***]
140		A320 Incremental Aircraft	[***]	[***]
141		A320 Incremental Aircraft	[***]	[***]
142		A321 Incremental Aircraft	[***]	[***]
143		A320 Incremental Aircraft	[***]	[***]
144		A320 Incremental Aircraft	[***]	[***]
145		A321 Incremental Aircraft	[***]	[***]
146		A320 Incremental Aircraft	[***]	[***]
147		A320 Incremental Aircraft	[***]	[***]
148		A321 Incremental Aircraft	[***]	[***]
149		A320 Incremental Aircraft	[***]	[***]
150		A320 Incremental Aircraft	[***]	[***]
151		A321 Incremental Aircraft	[***]	[***]
152		A320 Incremental Aircraft	[***]	[***]
153		A321 Incremental Aircraft	[***]	[***]
154		A320 Incremental Aircraft	[***]	[***]
155		A320 Incremental Aircraft	[***]	[***]
156		A320 Incremental Aircraft	[***]	[***]
157		A320 Incremental Aircraft	[***]	[***]
158		A320 Incremental Aircraft	[***]	[***]
159		A320 Incremental Aircraft	[***]	[***]
160		A321 Incremental Aircraft	[***]	[***]
161		A320 Incremental Aircraft	[***]	[***]
162		A320 Incremental Aircraft	[***]	[***]
163		A320 Incremental Aircraft	[***]	[***]
164		A321 Incremental Aircraft	[***]	[***]
165		A320 Incremental Aircraft	[***]	[***]
166		A320 Incremental Aircraft	[***]	[***]

Confidential

4

Aircraft Rank	CACID (to be provided at next amendment)	Aircraft Type	Scheduled Delivery
167		A320 Incremental Aircraft	[***]	[***]
168		A320 Incremental Aircraft	[***]	[***]
169		A320 Incremental Aircraft	[***]	[***]
170		A321 Incremental Aircraft	[***]	[***]
171		A320 Incremental Aircraft	[***]	[***]
172		A320 Incremental Aircraft	[***]	[***]
173		A321 Incremental Aircraft	[***]	[***]
174		A320 Incremental Aircraft	[***]	[***]
175		A320 Incremental Aircraft	[***]	[***]
176		A321 Incremental Aircraft	[***]	[***]
177		A320 Incremental Aircraft	[***]	[***]
178		A320 Incremental Aircraft	[***]	[***]
179		A321 Incremental Aircraft	[***]	[***]
180		A320 Incremental Aircraft	[***]	[***]
181		A320 Incremental Aircraft	[***]	[***]
182		A321 Incremental Aircraft	[***]	[***]
183		A320 Incremental Aircraft	[***]	[***]
184		A320 Incremental Aircraft	[***]	[***]
185		A320 Incremental Aircraft	[***]	[***]
186		A321 Incremental Aircraft	[***]	[***]
187		A320 Incremental Aircraft	[***]	[***]
188		A320 Incremental Aircraft	[***]	[***]
189		A321 Incremental Aircraft	[***]	[***]
190		A320 Incremental Aircraft	[***]	[***]
191		A320 Incremental Aircraft	[***]	[***]
192		A320 Incremental Aircraft	[***]	[***]
193		A321 Incremental Aircraft	[***]	[***]
194		A320 Incremental Aircraft	[***]	[***]
195		A320 Incremental Aircraft	[***]	[***]
196		A321 Incremental Aircraft	[***]	[***]
197		A320 Incremental Aircraft	[***]	[***]
198		A320 Incremental Aircraft	[***]	[***]
199		A321 Incremental Aircraft	[***]	[***]
200		A320 Incremental Aircraft	[***]	[***]
201		A320 Incremental Aircraft	[***]	[***]
202		A320 Incremental Aircraft	[***]	[***]
203		A320 Incremental Aircraft	[***]	[***]
204		A320 Incremental Aircraft	[***]	[***]
205		A321 Incremental Aircraft	[***]	[***]
206		A320 Incremental Aircraft	[***]	[***]
207		A320 Incremental Aircraft	[***]	[***]
208		A320 Incremental Aircraft	[***]	[***]
209		A321 Incremental Aircraft	[***]	[***]

Confidential

5

Aircraft Rank	CACID (to be provided at next amendment)	Aircraft Type	Scheduled Delivery
210		A320 Incremental Aircraft	[***]	[***]
211		A320 Incremental Aircraft	[***]	[***]
212		A320 Incremental Aircraft	[***]	[***]
213		A320 Incremental Aircraft	[***]	[***]
214		A321 Incremental Aircraft	[***]	[***]

[***]

Confidential

6